EATON VANCE HAWAII MUNICIPALS FUND
Supplement to Prospectus dated June 1, 2008

EATON VANCE MISSISSIPPI MUNICIPALS FUND
EATON VANCE WEST VIRGINIA MUNICIPALS FUND
Supplement to Prospectus dated February 1, 2009

On April 27, 2009, the Boards of Trustees of Eaton Vance Municipals Trust and Eaton Vance Municipals Trust II voted to recommend that shareholders approve the merger of each of Eaton Vance Hawaii Municipals Fund, Eaton Vance Mississippi Municipals Fund and Eaton Vance West Virginia Municipals Fund (collectively, the "State Funds") into Eaton Vance National Municipals Fund ("National Fund"), a diversified national municipal bond fund with substantially similar investment objectives and policies to the State Funds (with the exception of policies to avoid particular state income taxes). Specifically, the Boards approved an Agreement and Plan of Reorganization as discussed in more detail below, subject to the approval of shareholders.

Under the terms of the Agreement and Plan of Reorganization, each State Fund will transfer its assets to the National Fund in exchange for shares of the National Fund, and the National Fund will assume the liabilities of each State Fund. Immediately following these exchanges, which will be effected on the basis of the relative net asset values of the Funds, each State Fund will distribute shares of National Fund to its shareholders pro rata in liquidation of the State Fund. Shareholders of each State Fund will become shareholders of National Fund by effectively having their shares exchanged for corresponding Class A, B or C shares of National Fund equal in value to their respective State Fund shares.

Shareholders of each State Fund will be asked to approve the merger at a joint special meeting scheduled to be held on September 25, 2009. Approximately 60 days before the meeting, a Proxy Statement/Prospectus describing the merger will be delivered to each State Fund’s shareholders of record as of July 17, 2009.

It is expected that the merger will be treated as a tax-free reorganization for federal tax purposes. Shareholders should consult their tax advisers regarding possible tax consequences of the merger, including possible state and local tax consequences.

May 5, 2009